                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

       Horace Mann Balanced Fund, Inc. (FILE NOS. 2-81826 AND 811-3665)
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

March 25, 1997

Notice to Annuity Contractholders:
Subject:  Separate Account Voting Instructions


     The variable portion of your annuity contract is invested through one of Horace Mann Life Insurance Company's ("HMLIC") separate accounts. The separate accounts invest in one or more of the following mutual funds: the Horace Mann Growth Fund, Inc., the Horace Mann Balanced Fund, Inc., the Horace Mann Income Fund, Inc., or the Horace Mann Short-Term Investment Fund, Inc. (collectively, "the Funds").

     Because you have a beneficial interest in a separate account, you're entitled to receive information and vote on issues placed before the Shareholders of the Fund or Funds in which your account value is invested. The Funds' Shareholders will consider the issues described in the enclosed voting instruction/proxy materials. You can give voting instructions to HMLIC's separate account based on your number of Fund shares. Your shares, equivalent to the number of separate account units, are shown on the enclosed voting instruction/proxy card(s). If you have invested in more than one fund you will receive a card for each fund. These cards may be received separately.

     HMLIC will vote shares of the Funds held by the separate account according to instructions received from Annuity Contractholders who have separate account units. If you don't give voting instructions to the insurance company, your shares will be voted in proportion to the responses received from other Annuity contractholders who have separate account units. As provided in the prospectus any Fund shares attributed to investment by HMLIC will also be voted in proportion to the vote by Annuity Contractholders who have separate account units.

     Please complete and return the voting instruction/proxy card(s) in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also cast your vote in person at the Combined Special meeting of Shareholders. (See enclosed Notice of Combined Special Meeting of Shareholders for date, time and place.)

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTIONS(S)/PROXY(IES). IF YOU WISH TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR VOTING INSTRUCTION(S)/PROXY(IES) AT THE MEETING.




                                              Horace Mann Life Insurance Company



                                               Thomas Arisman, CLU
                                               Senior Vice President

                                                               Preliminary Proxy
                                                               -----------------

HORACE MANN MUTUAL FUNDS
ONE HORACE MANN PLAZA
SPRINGFIELD, ILLINOIS 62715-0001
TELEPHONE: (217) 527-2307 or (800) 999-1030

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
April 23, 1997
AND PROXY STATEMENT

To the Shareholders:

You are invited to attend a Joint Special Meeting of the shareholders of Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held on Wednesday, April 23, 1997 at One Horace Mann Plaza, Springfield, Illinois at 9:00 a.m., Central Time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.   To elect seven (7) Board Members to the Board of each Fund.

2. To approve the Management Agreement between each Fund and Horace Mann Investors, Inc.

3. To approve the Investment Subadvisory Agreement between Horace Mann Investors, Inc. and Wellington Management Company, LLP.

4. To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to reorganize the Funds into series of Horace Mann Mutual Funds.

5. To approve a proposed change to the Balanced Fund's and Income Fund's fundamental investment policy with respect to investments in illiquid and restricted securities.

6.   To approve a proposed change to the Income Fund's investment objective.

7.   To transact such other business as may properly come before the meeting.

The Board of each Fund has fixed the close of business on February 28, 1997 as the record date for determining the shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.
-------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.
PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors of each Fund for voting at the Joint Special Meeting of shareholders to be held on Wednesday, April 23, 1997, and any and all adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This Notice, Proxy Statement and the accompanying voting instruction/ proxy card(s) were first mailed to shareholders on or about March 26, 1997.

Voting instructions/proxies are being solicited by the Board of Directors of the Funds for use at the Meeting. For shareholders having account balances invested in the Funds, Horace Mann Life Insurance Company is the owner of the shares, but is soliciting voting instructions from shareholders as to how such shares should be voted. Consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, HMLIC will offer to shareholders the opportunity to instruct HMLIC as to how it should vote shares held by it and the separate accounts of HMLIC on the items to be considered at the Meeting. In addition, proxies are being solicited from shareholders of the Growth Fund who own shares directly. Voting instructions/proxies may be revoked at any time by
(a) submitting a subsequently dated voting instruction/proxy or (b) by personally attending the Meeting and voting in person. The cost of holding the shareholders' meeting, including the cost of proxy solicitation, will be paid by Horace Mann Life Insurance Company.

The following table indicates which Fund's shareholders are solicited with respect to each Item:

===========================================================================================
Item                                                 Growth  Balanced  Income  Short-Term
                                                      Fund     Fund     Fund      Fund
===========================================================================================

1.  Elect Board Members                                X        X        X         X

2.  Approve Management Agreement                       X        X        X         X

3.  Approve Investment Subadvisory Agreement           X        X        X         X

a4.  Approve Agreement and Plan of Reorganization       X        X        X         X

5.  Approve Amended Fundamental Investment Policy               X        X

6.  Approve Amended Investment Objective                                 X
=========================================================================================

THE APPROVAL OF ITEM 4 FOR EACH FUND IS CONTINGENT UPON THE APPROVAL OF ITEMS 1, 2 AND 3 FOR SUCH FUND. THEREFORE, DESPITE ANY APPROVAL OF ITEM 4 FOR A PARTICULAR FUND, THE REORGANIZATION WILL NOT BE EFFECTED UNLESS THE FUND SHAREHOLDERS ALSO APPROVE ITEMS 1, 2 AND 3.

The Board of each Fund has fixed the close of business on February 28, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of February 28, 1997, shares of the Funds were issued and outstanding as follows:

                     Fund                       Shares
                     ----                       ------
                  Growth Fund               18,474,081.513
                  Balanced Fund             16,155,153.011
                  Income Fund                  813,244.518
                  Short-Term Fund              125,277.376

Capital Stock Ownership. The following table sets forth the holdings of the shares of each Fund as of February 28, 1997, of each person known to own, control, or hold with power to vote 5 percent or more of the Fund's outstanding voting securities:

                Name                  Growth  Balanced  Income  Short-Term
                                       Fund     Fund     Fund      Fund

Horace Mann Life Insurance Company
  ("HMLIC")
    Shares Owned....................
    Percent of Shares Outstanding...

HMLIC
Separate Account
    Shares Owned....................
    Percent of Shares Outstanding...

HMLIC
Separate Account B
    Shares Owned....................
    Percent of Shares Outstanding...

Horace Mann Service Corporation
401(k) Plan
    Shares Owned....................
    Percent of Shares Outstanding...

HMLIC
Allegiance Separate Account A
    Shares Owned....................
    Percent of Shares Outstanding...

---------------------
N/A indicates "not applicable."

Horace Mann Life Insurance Company and its separate accounts are located at One Horace Mann Plaza, Springfield, Illinois.

Item 1.  Election of Board Members

It is intended that the proxies will be voted for the election as Board Members of the nominees described below. Each Board Member so elected will serve as a Board Member of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns or is removed as provided in the organizational documents of each Fund. A. Thomas Arisman, Larry K. Becker, A.L. Gallop and Harriet A. Russell were last elected at the 1992 annual joint meeting of shareholders. George J. Zock was appointed to the Board of each Fund in _____.

All nominees listed below have consented to serve as Board Members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to stand for election as a Board Member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                               Fund Shares Beneficially
Name (Age),                    Owned as of                           Principal Occupation For
Position(s) with Funds,        February 28, 1997,                    Last Five Years,
Address                        Director Since                        Directorships
----------------------------   ------------------------------------  ------------------------------------------------------
A. Thomas Arisman*             Growth Fund                           Senior Vice President, Horace Mann Life Insurance
(50)                           _____ shares                          Company and Horace Mann Service Corporation;
Director                       1989                                  Director and President, Horace Mann Investors, Inc.;
                                                                     and positions with Horace Mann Educators Corporation
One Horace Mann Plaza          Balanced Fund                         and its subsidiaries
Springfield, IL  62715         _____ shares
                               1989

                               Income Fund
                               _____ shares
                               1989

                               Short-Term Fund
                               _____ shares
                               1989
------------------------------------------------------------------------------------------------------------------------------------
Larry K. Becker*               Growth Fund                           Director, Executive Vice President, and Chief Financial
(48)                           _____ shares                          Officer, Horace Mann Life Insurance Company and
Director and Vice President    1989                                  Horace Mann Service Corporation; Director, Horace
                                                                     Mann Investors, Inc.; and positions with Horace Mann
One Horace Mann Plaza          Balanced Fund                         Educators Corporation and its subsidiaries.
Springfield, IL 62715          _____ shares
                               1989

                               Income Fund
                               _____ shares
                               1989

                               Short-Term Fund
                               _____ shares
                               1989
------------------------------------------------------------------------------------------------------------------------------------
A. L. Gallop                   Growth Fund                           Executive Director (Retired), Minnesota Education
(71)                           _____ shares                          Association; formerly Director, Horace Mann Educators
Director                       1957                                  Corporation (1968-1983).

                               Balanced Fund
------------------             _____ shares
------------------             1983

                               Income Fund
                               _____ shares
                               1983

                               Short-Term Fund
                               _____ shares
                               1983
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Lang                Growth Fund                           Executive Director, Vermont National Education
(59)                           _____ shares                          Association
Nominee                        Nominee

                               Balanced Fund
---------------                _____ shares
---------------                Nominee

                               Income Fund
                               _____ shares
                               Nominee

                               Short-Term Fund
                               _____ shares
                               Nominee

                               Fund Shares Beneficially
Name (Age),                    Owned as of               Principal Occupation for
Position(s) with Funds,        February 28, 1997         Last Five Years,
Address                        Director Since**          Directorships
-----------------------        ------------------------  ------------------------

Edward L. Najim*               Growth Fund               Director and Executive Vice President, Horace Mann
(53)                           _____ shares              Life Insurance Company and Horace Mann Service
Nominee                        Nominee                   Corporation; and positions with Horace Mann Educators
                                                         Corporation and its subsidiaries.
One Horace Mann Plaza          Balanced Fund
Springfield, IL 61715          _____ shares
                               Nominee

                               Income Fund
                               _____ shares
                               Nominee

                               Short-Term Fund
                               _____ shares
                               Nominee




Harriet A. Russell             Growth Fund               Trustee member, Cincinnati Board of Education;
(54)                           _____ shares              Director and Vice President, Greater Cincinnati School
Director                        1992                     Employer Credit Union; teacher (Retired), Walnut Hills
                                                         High School; former Director, Horace Mann Growth
_______________                Balanced Fund             Fund, 1974 to 1983.
_______________                _____ shares
                               1992

                               Income Fund
                               _____ shares
                               1992

                               Short-Term Fund
                               _____ shares
                               1992




George J. Zock*                Growth Fund               Director, Senior Vice President and Treasurer, Horace
(46)                           _____ shares              Mann Life Insurance Company and Horace Mann
Director                       _____                     Service Corporation; Director, Horace Mann Investors,
                                                         Inc.; and positions with Horace Mann Educators
One Horace Mann Plaza          Balanced Fund             Corporation and its subsidiaries.
Springfield, IL 62715          _____ shares
                               _____

                               Income Fund
                               _____ shares
                               _____

                               Short-Term Fund
                               _____ shares
                               _____

 ----------------------------------------------------------------------------------------------------------------------

* Director is considered an "interested person" as that term is defined in the Investment Company Act of 1940.

** As of February 28, 1997, the directors and nominees of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Growth Fund. Directors and nominees do not directly own any shares of the Income Fund, Balanced Fund or Short-Term Fund; however, they may invest indirectly in the Growth Fund, Income Fund, Balanced Fund and/or Short-Term Fund through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation.

The Board of Directors of each Fund held ___ regular meetings during the Funds' fiscal year ended December 31, 1996. In addition, the standing committees of each Board of Directors are: the Securities Committee, Audit/Insurance Committee and Nominating Committee. Each then current Board member attended 75% or more of the respective meetings of the Board and the committees (if then a member thereof) held during the 1996 fiscal year.

Unless otherwise provided by resolution of the Board or the provision of applicable law and with certain specified exceptions, the Executive Committee may exercise all the powers of the Board when the Board is not in session. A. Thomas Arisman, Larry K. Becker, and George J. Zock serve on this Committee. The Executive Committee met ___ times during the 1996 fiscal year.

The Securities Committee coordinates and communicates with the investment adviser on behalf of the Board; reviews and oversees investment management activities; recommends changes or adjustments to the investment advisory agreement; creates and revises standards of investment performance and advises the Board on investment related issues. A. Thomas Arisman, Larry K. Becker and George J. Zock serve on the Securities Committee. The Securities Committee met ___ times during the 1996 fiscal year.

It is the function of the Audit/Insurance Committee to serve as the Board's liaison with the Fund's independent public accountants, to review the financial operations of the Fund and to make periodic reports of these reviews to the Board along with appropriate recommendations regarding the proper and efficient financial operation of the Fund. Additional responsibilities include the review and assurance of the adequacy of insurance coverage for the Fund. A. Thomas Arisman, A.L. Gallop and George J. Zock serve on the Audit/Insurance Committee. The Audit/Insurance Committee met ___ times during the 1996 fiscal year.

The Nominating Committee is responsible for the selection of appropriate, qualified persons as Director nominees to be presented to Fund Shareholders for their consideration. The Nominating Committee has no formal policy with respect to prospective Director nominees recommended by Shareholders, but Shareholders are free to make recommendations. Larry K. Becker and Harriet Russell served on the Nominating Committee. The Nominating Committee met ___ times during the 1996 fiscal year.

Each Fund pays Board Members who are not "interested persons" of such Fund a $1,000 annual retainer plus expenses, and an attendance fee of $1,000 for each Board Meeting, $200 for each committee meeting and $500 for each telephonic meeting attended. As reflected above, several Board Members currently serve as board members of Horace Mann Investors, Inc. Board Members or officers who are "interested persons" receive no compensation from any Fund.

The table below shows, for each Board Member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's fiscal year ended December 31, 1996 and the total compensation that the Horace Mann fund complex paid or accrued during the calendar year ended December 31, 1996.


                         Aggregate Compensation from Fund
                        ----------------------------------

                                                                Total Compensation
                                                               from Funds and Fund
                        Growth  Balanced  Income  Short-Term     Complex Paid to
Name of Board Member    Fund     Fund     Fund      Fund          Board Members
--------------------    ----     ----     ----      ----         -------------
A.L. Gallop
Richard D. Lang
Harriet A. Russell


Fund Officers. Information about the executive officers of the Fund, with their respective ages and terms as Fund officers indicated, is set forth below.

Ann M. Caparros (44), Secretary and Ethics Compliance Officer since __________; Director, Vice President and Corporate Secretary, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Secretary, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; prior to March 1994, was associated with John Deere Insurance Group and Affiliates serving as Vice President and General Counsel.

Roger W. Fisher (44), Controller since __________; Vice President and Controller, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Controller, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.

William J. Kelly (50), Treasurer and Regulatory Compliance Officer since __________; Treasurer and Regulatory Compliance Officer, Horace Mann Investors, Inc.; Vice President, Horace Mann Life Insurance Company; Vice President-Transfer Agent, Horace Mann Service Corporation.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

                       Current Contractual Arrangements

Business Manager. Currently, Horace Mann Investors, Inc. ("Investors"), serves as the business manager of each Fund. Investors provides for the management of the business affairs of each Fund including, but not limited, to office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services and other services of this nature necessary for the proper management of each Fund's business affairs.

Currently, Investors charges each Fund a pro rata fee computed on the aggregate total net assets of all the Funds equal to 0.25% of the aggregate total net assets of all Funds up to $100 million and 0.20% of aggregate total net assets exceeding that amount. The management fee is accrued daily and paid monthly based upon the aggregate daily total net assets determined as of the close of business on each day during the month. For fiscal year ended December 31, 1996, the Growth Fund paid $_____ and the Balanced Fund paid $_____ to Investors. Investors waived this fee for the Income and Short-Term Funds.

The Business Management Agreements with Investors do not cover the Funds' expenses related to legal, custodial, independent accounting and auditing, transfer agent, registrars' and other agents' services; costs related to reports, notices and proxy material; compensation and expenses of independent directors; stock issuance expenses; brokers' commissions; taxes and fees payable to governmental agencies; and expenses of shareholders' and directors' meetings.

Investment Adviser. Under the current Investment Management Agreements, each Fund employs Wellington Management Company, LLP ("Wellington Management") to manage the investment and reinvestment of the its assets and to continuously review, supervise and administer its investment programs. The current Investment Advisory Agreements were last approved by the majority of the outstanding voting securities of each Fund on October 30, 1990 and each last approved by the Board of Directors on August 6, 1996. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of February 28, 1997, Wellington Management had discretionary management authority with respect to approximately $_____ billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

Currently, each Fund pays Wellington Management advisory fees at the end of each month. These fees are accrued daily and are calculated by applying a rate, based on the following annual percentage rate, to the Fund's average daily net assets for the respective month:

-------------------------------------------------------------------------------
                         Net Assets                     Rate
                         ----------                     ----
-------------------------------------------------------------------------------

Growth Fund        On Initial $100 million             0.400%

                   On Next $100 million                0.300%

                   Over $200 million                   0.250%

Balanced Fund      On Initial $100 million             0.325%

                   On Next $100 million                0.275%

                   On Next $300 million                0.225%

                   Over $500 million                   0.200%

Income Fund        On Initial $100 million             0.250%

                   On Next $100 million                0.200%

                   Over $200 million                   0.150%

Short-Term Fund    On Initial $100 million             0.125%

                   On Next $100 million                0.100%

                   Over $200 million                   0.075%
-------------------------------------------------------------------------------

For fiscal year ended December 31, 1996, the Growth Fund paid $_____, the Income Fund paid $_____ and the Balanced Fund paid $_____ to Wellington Management. The Short-Term Fund's fee of $_____ was paid to Wellington Management by Horace Mann Investors, Inc.

The current Investment Advisory Agreements authorize Wellington Management (subject to the discretion and control of the Funds' Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and require Wellington to use its best efforts to obtain the best available price and most favorable execution.

                       Proposed Contractual Arrangements

As explained in Item 2 and Item 3 below, the Directors have approved the adoption of, and recommend that the shareholders of each Fund adopt and ratify:
(i) a new Management Agreement between the Fund and Investors (the "New Management Agreement") in a form substantially similar to Exhibit B, and (ii) a Subadvisory Agreement between Investors and Wellington Management in a form substantially similar to Exhibit C.

The Board of Directors has approved Investors becoming the investment manager for each of the Funds. Under the new Management Agreements, Investors will be responsible for providing a continuous investment program and for supervising the subadviser. In addition, Investors will be responsible for the administrative services that it previously performed under the Business Management Agreements. For such services, Investors will retain as compensation (after payment to Wellington Management of its subadvisory fee) the same compensation as it is currently receiving under the current Business Management Agreement. The Board of Directors also has approved Wellington Management becoming the subadviser for each Fund, subject to the supervision of Investors. Under the Subadvisory Agreements, Wellington Management will have the same responsibilities as it had under the current Investment Advisory Agreements for the same compensation.

Item 2.  Approval of Management Agreement

Under the New Management Agreements, the Funds would employ Investors to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. Additionally, Investors would provide for the management of the business affairs of each Fund including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services and other services of this nature necessary for the proper management of each Fund's business affairs. The New Management Agreement covers both the services provided under the current Investment Advisory Agreement and the current Business Management Agreement.

Investors is a newly registered investment adviser and has not previously advised a registered investment company, however, its personnel are responsible for overseeing the investment of Horace Mann Life Insurance Company's $2.8 billion of assets. Investors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Investors and Allegiance Life Insurance Company ("ALIC") are wholly-owned subsidiaries of Horace Mann Educators Corporation ("HMEC"). Horace Mann Life Insurance Company ("HMLIC"), which sponsors HMLIC's separate accounts, is a wholly-owned subsidiary of ALIC. HMEC holds indirectly
all of the stock of HMLIC. The registered separate accounts of HMLIC hold   % of
the Growth Fund's shares,   % of the Balanced Fund's shares and   % of the
Income Fund's shares; HMLIC, together with its registered separate accounts,
holds   % of the Short-Term Fund's shares.

Under the New Management Agreements, each Fund would pay Investors a fee equal to the sum of the fees payable under both the current Investment Advisory Agreement and the current Business Management Agreement for each Fund. Accordingly, under the proposed Management Agreement, there would be no change in the amount payable by shareholders for advisory and management services in the aggregate. Each Fund would pay Investors a two-part advisory fee at the end of each month. For part one, each Fund's advisory fee would be accrued daily and would be calculated on a pro-rata basis by applying the following annual percentage rates to the aggregate of all four Funds' daily net assets for the respective month:


Part 1
------
                               Net Assets              Rate
                               ----------              ----
     All Funds           On initial $100 million       .250%
                         Over $100 million             .200%

For part two, each Fund's advisory fee would be accrued daily and would be calculated by applying the following annual percentage rates to the average daily net assets of each Fund for the respective month:

Part 2
------
                               Net Assets              Rate
                               ----------              ----
     Growth Fund         On initial $100 million       .400%
                         On next $100 million          .300%
                         Over $200 million             .250%

     Balanced Fund       On initial $100 million       .325%
                         On next $100 million          .275%
                         On next $300 million          .225%
                         Over $500 million             .200%

     Income Fund         On initial $100 million       .250%
                         On next $100 million          .200%
                         Over $200 million             .150%

     Short-Term Fund     On initial $100 million       .125%
                         On next $100 million          .100%
                         Over $200 million             .075%

The New Management Agreement authorizes Investors (subject to the discretion and control of the Funds' Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and requires Investors to use its best efforts to obtain the best available price and most favorable execution.

The Funds would continue to bear the expenses related to their legal, custodial, independent accounting and auditing, transfer agent, registrars' and other agents' services; costs related to reports, notices and proxy material; compensation and expenses of independent Directors; stock issuance expenses; brokers' commissions; taxes and fees payable to governmental agencies; and expenses of shareholders' and Directors' meetings.

At its meeting on February 6, 1997, the Directors, including each of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds (the "Independent Directors"), considered the fact that under the New Management Agreement, the level of fees would be the same as the current fee structure and the parties providing services to the Funds and the nature of those services would remain the same.
In addition, the considered (i) information regarding the nature and quality of the services provided by Investors; (ii) Investor's cost in providing such services; (iii) the extent to which Investors realized economies of scale if the asset size of a Fund grew larger and the extent to which these economies are shared with a Fund's shareholders; (iv) the investment performance, expense ratio, and management fees for comparable investment companies; (v) the profitability of Investors; (vi) the role played by the Independent Directors; and (vii) the impact, if any, that other activities of Investors or its affiliates may have on the management of the Funds. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Current Management Agreement and the New Management Agreement.

Based upon the Directors' review and evaluations of these materials and their considerations of all factors deemed relevant, the Directors determined that the New Management Agreement is reasonable, fair, and in the best interests of each Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the adoption of the New Management Agreement and its submittal to each Fund's shareholders for adoption and ratification. If the New Management Agreement is adopted by shareholders of a Fund, it will remain in effect through October 31, 1998, and will be thereafter subject to continuation by such Fund's Directors. If the Revised Agreement is not adopted, the existing Agreement will continue in effect through October 31, 1997, and thereafter will be subject to continuation by such Fund's Directors.

The management agreements are required to be approved annually by each Fund's Directors or by vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement is terminable, without penalty, on 60 days' written notice by the Directors of a Fund, by vote of a majority of such Fund's outstanding voting securities, or by the Investors. In addition, the Agreement will terminate automatically in the event of assignment.

Transfer Agent and Dividend Disbursing Agent. Horace Mann Service Corporation, One Horace Mann Plaza, Post Office Box 4657, Springfield, Illinois 62708-4657, acts as the transfer agent and dividend-paying agent to the Funds. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to the fees received and services provided under the advisory agreement.

In addition to the foregoing services, the Manager provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks and tax forms. For all of the foregoing services in 1996, the Growth, Balanced, Income and Short-Term Investment Funds paid $__________, $__________, $__________ and $__________ respectively.

Brokerage Allocation. The Management Agreement and the Subadvisory Agreement authorizes Investors and Wellington Management, respectively (collectively, the "Advisers") (subject to the discretion and control of each Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Directors of the Funds, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to each Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance. Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services.

Some securities considered for investment by a Fund may also be appropriate for other funds and/or clients served by the Advisers. To assure fair treatment of each fund and all clients of the Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Adviser.

Item 3. Approval of Investment Subadvisory Agreement

The Boards of Directors propose that the shareholders of each Fund approve Wellington Management Company, LLP ("Wellington Management") as the subadviser to the Funds pursuant to a subadvisory agreement with Horace Mann Investors, Inc. (the "Subadvisory Agreement").

Under the Subadvisory Agreement, Wellington Management, a registered investment adviser, would serve as the investment subadviser of each Fund. Wellington Management would be responsible for managing the Fund, subject to the direction of the Board of Directors and Investors.

Under the Subadvisory Agreements, the fee structure under which Wellington Management would be compensated is identical to the fee structure under the current Investment Management Agreements. THEREFORE, WELLINGTON MANAGEMENT WOULD CONTINUE TO RECEIVE THE SAME FEES AS THEY WOULD HAVE UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENTS. Under the Subadvisory Agreement, Investors would pay Wellington Management a percentage rate based on the Fund's average daily net assets for the respective month. The rates are as follows:

                         Net Assets              Rate
                         ----------              ----
Growth Fund        On initial $100 million      0.400%
                   On next $100 million         0.300%
                   Over $200 million            0.250%

                         Net Assets              Rate
                         ----------              ----
Balanced Fund      On initial $100 million      0.325%
                   On next $100 million         0.275%
                   On next $300 million         0.225%
                   Over $500 million            0.200%

Income Fund        On initial $100 million      0.250%
                   On next $100 million         0.200%
                   Over $200 million            0.150%

Short-Term Fund    On initial $100 million      0.125%
                   On next $100 million         0.100%
                   Over $200 million            0.075%

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years. As of February 28, 1997, Wellington Management had investment management auhtority with respect to approximately $139.6 billion in assets and managed 84 investment companies.

Wellington is managed by its active partners. The managing partners of Wellington Management as of February 28, 1997 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. Exhibit D identifies the individuals who were general partners and Senior Vice Presidents of Wellington Management as of February 28, 1997, each of whom may be reached at the principal offices of the firm.

Wellington Management also serves as investment adviser or subadviser to registered investment company portfolios which have investment objectives similar to the Funds. The following chart identifies those portfolios, states their approximate net assets (as of December 31, 1996) and indicates whether Wellington Management has waived, reduced or otherwise agreed to reduce its compensation.

Category           Fund           Advisory Fee Rate           Asset Size
-------------------------------------------------------------------------
Growth

Balanced

Income

Short-Term

At its meeting on February 6, 1997, the Directors, including each of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or Investors (the "Independent Directors"), considered the fact that under the Subadvisory Agreement this fee paid to Wellington management would be the same as the fees currently paid and that the nature of the services provided by Wellington management would be the same. They also considered (i) information regarding the nature and quality of the services provided by Wellington, (ii) Wellington's cost in providing such services, and (iii) the investment performance, expense ratios, and management fees for comparable investment companies. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Subadvisory Agreement. Based upon the Directors' review and evaluations of these materials and their consideration of all factors deemed relevant, the Directors determined that the Subadvisory Agreement is reasonable, fair, and in the best interests of the Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the Subadvisory Agreement and its submission to each Fund's shareholders for approval and ratification. If the Subadvisory Agreement is not approved and ratified by a Fund's shareholders, the Advisory Agreement between Wellington and each Fund and the Management Agreement between Investors and each Fund will continue in effect through October 31, 1997, and thereafter will be subject to continuation by each Fund's Directors.

Additional Information Concerning the Subadvisory Agreement and Subadvisor. The Subadvisory Agreement is required to be approved annually by the Fund's Directors or by vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of each Fund's Directors who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. On February 6, 1997, the Directors of each Fund, including all independent directors, voted unanimously to initially approve the Subadvisory Agreement for each Fund, commencing April 30, 1997 subject to approval of each Fund's shareholders. The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by a vote of the Directors of a Fund or by a vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to Wellington. The Subadvisory Agreement may be terminated by Wellington upon 60 days' notice for any reason. The Subadvisory Agreement will terminate automatically in the event of assignment.

Under the terms of the Subadvisory Agreement, Wellington furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Wellington is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein and the negotiation of brokerage commissions, if any. During the term of the Subadvisory Agreement, Wellington will bear all expenses incurred by it in connection with its services under such agreement.

Item 4.  Approval of Agreement and Plan of Reorganization

The Board of each Fund unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") for each Fund in the form attached hereto as Exhibit A. The Reorganization Agreement provides for the reorganization (the "Reorganization") of each Fund into a new series of Horace Mann Mutual Funds.

The purpose of the Reorganization is to assimilate each Fund into a single mutual fund in order to eliminate differing forms of charter documents and to eliminate duplicative regulatory filings. The Board of each Fund believes that such changes will help to promote operational efficiencies and allow for the future addition of other portfolios in the most efficient manner, which should benefit the Funds. The Board considered all material issues associated with the Reorganization and determined that the Reorganization is in the best interests of shareholders. The table below shows the structure of the Funds before and after the Reorganization:

-----------------------------------------------------------------------------
Before                                          After
-----------------------------------------------------------------------------
                                                Horace Mann Mutual Funds
Horace Mann Growth Fund, Inc.                     Growth Fund
Horace Mann Balanced Fund, Inc.                   Balanced Fund
Horace Mann Income Fund, Inc.                     Income Fund
Horace Mann Short-Term Investment Fund, Inc.      Short-Term Investment Fund
--------------------------------------------------------------------------

Each Reorganization contemplates that (i) the Fund will transfer all its assets to a series ("New Fund") of Horace Mann Mutual Funds, a Delaware business trust (the "Trust"), in exchange for shares of the same class of the New Fund and the assumption by New Fund of certain of the liabilities of the Fund; (ii) distribution by the Fund to each shareholder of the Fund of a number of New Fund shares of the same class (including any fractional shares) equal in value and number to such shareholder's Fund shares; and (iii) the subsequent termination of the Fund and cancellation of the outstanding shares of the Fund.

If shareholders of a Fund do not approve the Reorganization, the Fund will continue in business in its current corporate form.

Procedures for Reorganization. In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date"), but prior to its completion, one share of each class of the New Fund will be issued to the Fund. The Fund, as the sole shareholder of each class of the New Fund, will then take the following actions:

     (1) approve a proposed new Management Agreement and Subadvisory Agreement on behalf of the respective class of the New Fund on the same terms as the then existing agreements;

     (2) ratify the selection of KPMG Peat Marwick LLP as auditors for the New Fund; and

     (3) ratify the election as board members of the Trust the same persons who are nominated as Board Members in Item 1.

Thereafter, on the Effective Date, the Fund will transfer all its assets to the New Fund in exchange for shares of New Fund and the assumption by New Fund of all the liabilities of the Fund, the Fund will distribute to each shareholder of the Fund shares of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same net asset value per share as the net asset value of the Fund on the Effective Date, the shares of the Fund owned by the shareholder will be cancelled and the Fund will then terminate. A shareholder of the Fund will therefore acquire the same pro rata interest in the New Fund as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in the same manner and with the same investment objectives and policies as the Fund, giving effect to the results of the shareholder votes on the other items included in this proxy, including any change of fundamental investment policies.

Confirmations of the shares of the New Fund received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders because the number and value of shares held by a shareholder will not be changed by the Reorganization. It will not be necessary for a shareholder holding certificates of a Fund to exchange those certificates for new certificates representing shares of the New Fund following consummation of the Reorganization. Certificates for shares of a Fund issued prior to the Reorganization will represent shares of the New Fund after the Reorganization.

If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective on April 30, 1997, but it may be effective at a different time.

Certain Comparative Information about the Trust and the Funds. As a Delaware business trust, the Trust's operations will be governed by the Declaration of Trust, the Bylaws of Horace Mann Mutual Funds and applicable Delaware law rather than each individual Fund's Articles of Incorporation, Bylaws and applicable Maryland law. The operations of the Trust will continue to be subject to the provisions of the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder and applicable state securities laws.

     Shareholders' Meetings. Under the Declaration of Trust, shareholders' meetings may be called at any time by a majority of the trustees and must be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares (or series or class thereof). Under the Funds' governing documents, on the other hand, annual meetings generally are not held, and are not required to be held in any year when the election of directors is not required to be acted upon under the Investment Company Act of 1940. Special meetings of the Shareholders may be called at any time by the Chairman of the Board of Directors and must be called upon the written request shareholders entitled to cast at least 25% of all the votes entitled to be cast at such meeting. If the purpose of the special meeting is to vote on the removal of a director from office, a meeting must be held upon the written request of Shareholders entitled to cast at least 10% of all the votes entitled to be cast at such meeting.

     Quorum. The Declaration of Trust provides, for the Trust, that one-third of the outstanding shares constitutes a quorum at shareholders' meetings. However, for each of the Funds, the governing documents provide that a majority of shares entitled to cast votes at the meeting is necessary for a quorum.

     Election of Trustees. The Declaration of Trust provides that Trustees are elected by a plurality of shareholders entitled to vote, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments. Whereas, the governing documents for each of the Funds provide that directors are elected by vote of the holders of a majority of the shares present in person or by proxy and entitled to vote in the election of directors.

     Removal of Trustees. The Declaration of Trust provides that Trustees may be removed by the affirmative vote of two-thirds of the shareholders with or without cause or by the Trustees with cause by the action of two-thirds of the remaining Trustees or without cause by the action of eighty percent of the remaining Trustees. By contrast, the governing documents for each of the Funds provide that the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter, remove any director or directors from office with or without cause.

     Amendment of Governing Documents. The Declaration of Trust provides that the Declaration of Trust may be amended by an instrument in writing signed by a majority of the Trustees or by an officer of the Trust pursuant to the vote of a majority of such Trustees, except that the vote of the lesser of
     (i) 67% or more of the shares present or represented at a meeting of shareholders (provided that the holders of more than 50% of the shares are present or represented by proxy) or (ii) more than 50% of the shares is required for an amendment that would change any rights with respect to any interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any shareholder or Trustee or by diminishing or eliminating any voting rights pertaining thereto. For each of the Funds, however, amendments to the Articles of Incorporation require the affirmative vote of a majority of the aggregate number of the votes entitled to be cast on the matter; the Board has the power to amend the bylaws, however, the shareholders, by the affirmative vote of the holders of a majority of the outstanding stock of the corporation, may modify or rescind a Board initiated amendment and may amend the bylaws at any shareholders' meeting.

     Dissolution of Trust. The Declaration of Trust provides that the Trust may be terminated (i) by the affirmative vote of not less than two-thirds of the shareholders, (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by not less than two-thirds of the shareholders or (iii) by the Trustees by written notice to shareholders; while the Funds' governing documents do not contain any provisions governing the termination of the Funds. Under Maryland law, dissolution of the Funds requires the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Federal Income Tax Consequences. It is anticipated that the transactions contemplated by the Reorganization will be tax-free for federal income tax purposes. Each Fund has received an opinion of Vedder, Price, Kaufman & Kammholz that under the Internal Revenue Code of 1986, the reorganization of the Fund into the New Fund pursuant to the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Company, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

Approval of the Reorganization for each Fund requires approval by the affirmative vote of a majority of the shares outstanding of a Fund.

Each Reorganization is contingent upon the shareholders of the applicable Fund electing those persons who are nominated as Board Members in Item 1, approving the Management Agreement in Item 2 and approving the Subadvisory Agreement in
Item 3.

                  Adoption of Certain Investment Limitations

Currently, the Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each operates under the same fundamental and non-fundamental investment restrictions. A Fund's fundamental investment restrictions cannot be changed without the approval of "a majority of the outstanding voting securities" of such Fund, which is defined in the Investment Company Act of 1940 to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. By contrast, the Funds' non-fundamental investment policies may be changed by the Funds' Board of Directors without shareholder approval.

This section discusses proposed changes to one of the Balanced and Income Funds' fundamental investment policies and the changes that have been made to the Growth, Balanced and Income Funds' non-fundamental investment policies, as well as a proposed change to the Income Fund's investment objective. The changes to the Income Fund's investment objective, the Income Fund's and the Balanced Fund's fundamental investment policy and the non-fundamental investment policies of the Growth, Balanced and Income Funds will become effective on or about May 1, 1997. If shareholders do not approve some or all of these proposed changes, the current objective and/or investment policies will remain the same.

If approved by shareholders, Items 5 and 6 would revise the investment restrictions that apply to the Growth, Balanced and Income Funds. Specifically,
Item 5 pertains to a proposed change in the fundamental investment policy of the Balanced and Income Funds regarding investment in "restricted" and illiquid securities. The primary purpose of the proposed change is to allow the Funds to invest in securities that are eligible for resale under Rule 144A of the Securities Act of 1933 and, to a limited extent, in illiquid securities. Item 6 relates to a proposed change in the Income Fund's investment objective, the purpose of which is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle, which is usually considered to be ten years.

In connection with the proposed change in the Income Fund's investment objective, the Income Fund's Board of Directors has adopted certain non-fundamental investment policies that are designed to take advantage of current market conditions and broaden permissible types of investments and investment techniques. Under the new non-fundamental operating policies, the Fund may now
(i) invest up to 15% of its total assets in non-U.S. dollar-denominated debt obligations of foreign issuers that are rated in the highest ratings category if such securities are fully hedged back into U.S. dollars and (ii) invest up to 25% of its assets in certain non-investment grade debt obligations of U.S. and non-U.S. issuers.

The above changes to the Income Fund's non-fundamental investment policies also impact the non-fundamental investment policies of the Growth Fund and the Balanced Fund. The Balanced Fund holds the same kinds of bonds held separately by the Income Fund. Therefore, the Balanced Fund may now (1) invest up to 15% of its total assets in non-U.S. dollar-denominated debt obligations of foreign issuers that are rated in the highest ratings category if such securities are fully hedged back into U.S. dollars and (ii) invest up to 25% of their assets in certain non-investment grade debt obligations of U.S. and non-U.S. issuers. In addition, the non-fundamental investment policies of the Income Fund and the bond portion of the Balanced Funds have been amended so that each of these Funds may now invest up to 15% of the value of their total assets in forward foreign currency exchange contracts for hedging purposes.

Item 5. Proposed Change in Fundamental Investment Policy (Balanced Fund and Income Fund only)

The Board of Directors has proposed that the Balanced Fund's and Income Fund's fundamental investment policy regarding investment in illiquid and "restricted" securities be amended. The primary purpose of this proposal is to allow each Fund to invest in illiquid and restricted securities to a limited extent. Restricted securities are unregistered securities issued under an exemption from the Securities Act of 1933 (the "Securities Act"). Restricted securities generally cannot be resold without registration and, subject to certain exceptions, they are considered to be illiquid. However, in certain cases, the SEC has allowed restricted securities which may be resold to institutional investors under Rule 144A of the Securities Act (a "Rule 144A security") to be deemed liquid under guidelines adopted by a fund's board of directors. In determining whether a Rule 144A security is liquid, the following factors may be considered: (i) the frequency of trades or quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (v) the likelihood that security's marketability will be maintained throughout the anticipated holding period. As a matter of operating policy, each Fund will purchase only Rule 144A securities that carry registration rights, will invest only in Rule 144A securities that are deemed to be liquid and will limit its investment in Rule 144A securities to 20% of each Fund's net assets. Each Fund's current fundamental investment policy on purchasing restricted securities is as follows:

      The Fund may not "underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities") or purchase securities not freely marketable."

Under the proposal, the fundamental limitation on restricted securities for each Fund would be replaced with the following fundamental policy:

      "Each Fund may not invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the Securities Act of 1933, except for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933."

Under the proposal, the Balanced Fund and Income Fund would each be able to invest up to 10% of its total net assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio.

In addition, the Balanced Fund and Income Fund would be able to purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Subadvisor that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Item 6.  Proposed Change in Investment Objective (Income Fund only)

The Directors unanimously recommend that the shareholders of the Income Fund vote to replace the Fund's current investment objectives as noted below.

The Fund's current investment objectives state:

"The primary investment objective of the Income Fund is to maximize current income consistent with prudent investment risk. A secondary objective is preservation of capital."

The Fund's proposed investment objective states:

"The investment objective of the Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle."

The purpose of the proposed objective is to provide for a more aggressive investment management style that is designed to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle, which is usually considered to be 10 years. For this purpose, the Fund will use the Lehman Brothers Aggregate Bond Index to represent the U.S. bond market. The proposed investment objective focuses on the pursuit of total return over the long-term instead of the pursuit of current income and preservation of capital. The Fund's current investment objectives suggest that a relatively low level of risk will be taken in pursuit of current income, while the proposed investment objective compares the Fund's overall performance to a different objective measure of return with a higher degree of risk.

Miscellaneous

General. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Horace Mann Life Insurance Company, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds and officers and employees of Investors and its affiliates who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and may subject that Fund to additional expense. A copy of the Fund's annual report is available without charge upon request by writing to such Fund, One Horace Mann Plaza, Springfield, Illinois 62715-0001 or by calling 1-800-999-1030.

Proposals of Shareholders. Any shareholder proposal that may properly be included in the proxy solicitation material for a Fund's next annual shareholder meeting, if any, must be received by such Fund no later than _______________.

Other Matters to Come Before the Meeting. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

Voting, Quorum. Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. The record holders of outstanding shares of each Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented before the Meeting. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Board members of the persons who have been nominated for such Fund and as recommended by the Board on each other item. Interests of shareholders for which no voting instructions are received will be voted in proportion to the instructions that are timely received. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not in itself revoke a proxy. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Item 1, election of Board Members for a Fund, requires the vote of the holders of a majority of the shares of each Fund present in person or by proxy and entitled to vote on the election of directors. Items 2, 3, 5 and 6, approval of the Management Agreement and Subadvisory Agreement and approval of the investment objective and investment policy each require the affirmative vote of "a majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of a Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a Fund.
Item 4, approval of the Agreement and Plan of Reorganization, requires the affirmative vote of a majority of the aggregate number of the votes entitled to be cast on the matter.

At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies would vote in favor of such adjournment. In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting. On Item 1, broker non-votes will have no effect on any matter voted on at the Meeting. On Items 2, 3, 4, 5 and 6, a broker non-vote will have the effect of a vote against the proposal.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS APPLICABLE TO THAT FUND.

Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

By order of the Boards,
Ann M. Caparros
Secretary

                                                                       EXHIBIT A
                                                                       ---------

                     AGREEMENT AND PLAN OF REORGANIZATION
                     ------------------------------------


Horace Mann Growth Fund, Inc.; Horace Mann Income Fund, Inc.; Horace Mann Balanced Fund, Inc.; Horace Mann Short-Term Investment Fund, Inc., each a Maryland corporation (each referred to herein as a "Company"), and Horace Mann Mutual Funds (the "Trust"), a Delaware business trust, on behalf of its series of shares designated as the Growth Fund; the Income Fund; the Balanced Fund; and the Short-Term Investment Fund (each a "New Fund"), agree upon the following plan of reorganization with regard to each Company:

1. Prior to the closing provided for in section 4, below, the Company and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland. The Company shall transfer to the corresponding New Fund all of the assets of the Company (including the share of the New Fund owned by the Company, which shall thereafter be cancelled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Company, and shall issue to the Company a number of New Fund shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Company then outstanding. The Company then will distribute to each registered shareholder of the Company shares of the New Fund in a number and net asset value equal to the number and net asset value of shares (including any fractional share) of the Company then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Company.

2. The distribution to the shareholders of the Company shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Company, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional share) of the Company owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the Company shall thereafter represent an equal number of shares of the same class of the New Fund.

3. Promptly thereafter, the Company shall be terminated.

4. The transaction in section 1 above shall occur at the close of business on April 30, 1997, at the offices of the Trust, or at such other date, time or place as may be agreed upon by the parties (the "Closing").

5. The obligations of each Company and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

     a. All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

     b. The Company and the Trust shall have received an opinion from its legal counsel to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Company upon the transfer of its assets and liabilities to the corresponding New Fund; (ii) the tax basis of the assets of the Company in the hands of the corresponding New Fund will be the same as the tax basis of such assets in the hands of the Company immediately prior to the transfer; (iii) the holding period of the assets of the Company transferred to the corresponding New Fund will include the period during which such assets were held by the Company; (iv) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Company in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities and obligations of the Company; (v) no gain or loss will be recognized by the shareholders of the Company upon receipt of the shares of the New Fund; (vi) the basis of the shares of the New Fund received by the shareholders of the Company will be the same as the basis of the shares of the Company exchanged therefore; and (vii) the holding period of shares of the New Fund received by the shareholders of the Company will include the holding period of the shares of the Company exchanged therefore, provided that at the time of the exchange the shares of the Company were held as capital assets; and as to such other matters as it may reasonably request.

     c. This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of the Company entitled to vote thereon as required by law at the time such vote is taken.

     d. The Trustees of the Trust shall have authorized, and the New Fund shall have issued, one share of the New Fund to the Company in consideration of the payment equal to the net asset value of one share of the Company on the day of the Closing for the purpose of enabling the Company to approve as sole shareholder of the New Fund the investment management between the Trust and Horace Mann Investors, Inc. and a subadvisory agreement between Horace Mann Investors, Inc. and Wellington Management Company, LLP, for the New Fund, such approval shall have taken place and the New Fund shall have become subject to said in accordance with the terms thereof.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the Company and the Trust if such a waiver will not have a material adverse effect on the interests of the shareholders of the Company or the Trust, as the case may be.

6. This Plan may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this Plan has been approved by the shareholders of the Company, by agreement of the Company and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Company. In any case, this Plan may be terminated by either the Company or the Trust, if the transaction in section 1 has not occurred by the close of business on December 31, 1997.

7. A copy of the Trust's Certificate of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as the Trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the New Fund.

8. At any time after the completion of the transaction in section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the New Trust, such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting for the New Fund, title to the assets transferred by the Company under this Plan.

9. This Plan shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 7 hereof, which shall be construed in accordance with the laws of the State of Delaware.

10. The distribution of shares of the New Fund to the Company's shareholders and the cancellation of the Company's shares will be effected pursuant to an amendment to the articles of incorporation of the Company in accordance with the Maryland General Corporation Law.


Dated February 6, 1997
                                   Horace Mann Growth Fund, Inc.
                                   Horace Mann Income Fund, Inc.
                                   Horace Mann Balanced Fund, Inc.
                                   Horace Mann Short-Term Investment Fund, Inc.

                                   By: /s/ George J. Zock
                                       -----------------------------------------
                                           President

                                   Horace Mann Mutual Funds

                                   By: /s/ George J. Zock
                                       -----------------------------------------
                                           President

                                                                       Exhibit B

                         FORM OF MANAGEMENT AGREEMENT
                         ----------------------------

     This Management Agreement is made as of this ___________, 199_ between __________, a Maryland corporation (herein called the "Company"), and HORACE MANN INVESTORS, INC., a Delaware corporation (herein called the "Manager").

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Company wishes to retain the Manager under this Agreement to render investment advisory and management services to the Company; and

     WHEREAS, the Company desires to retain the Manager to provide management and administrative services for the Company, and the Manager is willing to render such services;

     NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

     1. Appointment of Manager. The Company hereby appoints the Manager as manager on the terms and for the period set forth in this Agreement and the Manager hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Manager may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services under applicable law and are under common control with the Manager provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Manager.

     2. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Directors, the Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Company other than those services to be performed by a distributor of the Company's shares pursuant to a Distribution Agreement, those services to be performed by the Company's custodian pursuant to the Company's Custody Agreement, those services to be performed by the Company's transfer agent pursuant to the Company's Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement and those services normally performed by the Company's counsel and auditors.

     (A) The Manager's oversight responsibilities shall include:

               (1) Overseeing the performance of the Custodian under the Custody Agreement; and

               (2) Overseeing the performance of the Transfer Agent under the Transfer Agency Agreement.

     (B) The Manager shall participate in the periodic updating of the Company's prospectuses and statements of additional information and shall accumulate information for and, subject to approval by the Company's Treasurer and legal counsel, coordinate the preparation, filing, printing and dissemination of reports to the Company's shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports on Form N-SAR, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Company.

     (C) The Manager shall calculate dividends and capital gain distributions to be paid by the Company in conformity with subchapter M of the Internal Revenue Code of 1986, as amended.

     (D) The Manager shall pay all costs and expenses of maintaining the offices of the Company, wherever located, and shall arrange for payment by the Company of all expenses payable by the Company.

     (E) The Manager shall maintain such other books and records with respect to the Company as may be required by law or may be required for the proper operation of the business and affairs of the Company, other than those required to be maintained under the Fund Accounting Agreement and by the Manager under
Section 3 of this Agreement. Without limiting the foregoing, the Manager shall be responsible for the proper maintenance of the records to be maintained by it, throughout the term of this Agreement.

     (F) The Manager shall prepare the Company's federal, state and local income tax returns.

     (G) The Manager shall prepare and, subject to approval of the Company's Treasurer, disseminate to the Company's trustees each Company's quarterly financial statements and schedules of investments, and shall prepare such other reports relating to the business and affairs of the Company (not otherwise appropriately prepared by the Company's counsel, auditors or other Company service providers) as the officers and trustees of the Company may from time to time reasonably request in connection with performance of their duties.

          (H) The Manager shall assist the Custodian, Transfer Agent, counsel and auditors as required to carry out the business and operations of the Company.

     3. Investment Services and Duties. Subject to the supervision of the Company's Board of Directors, the Manager shall provide a continuous investment program for the Company, including investment, research and management with respect to all securities and investments and cash equivalents in the Company. The Manager shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Company. The Manager shall provide the services under this Section 3 in accordance with the Company's investment objectives, policies and restrictions as stated in the Company's then current registration statement and resolutions of the Company's Board of Directors.

          (A) The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Company with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Manager shall consider all facts it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Manager or any affiliate of the Manager exercise investment discretion. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Company which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Company. In no instance may portfolio securities be purchased from or sold to the Manager, any sub-adviser, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Company the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment portfolios and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Manager shall allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and such other clients.

          (B) In performing the investment advisory services hereunder, the Manager is authorized to purchase, sell or otherwise deal with securities or other instruments for which (i) the Manager, (ii) any affiliate of the Manager,
(iii) an entity in which the Manager has a direct or indirect interest, and (iv) another member of a syndicate or other intermediary (where an entity referred to in (i), (ii) or (iii) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law, any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Manager, to the extent its actions are authorized under this paragraph.

          (C) The Manager shall maintain books and records with respect to the securities transactions of the Fund, and furnish the Company's Board of Directors such periodic special reports as the Board may request.

          (D) The Manager shall review, monitor and report to the Board of Directors regarding the performance and investment procedures of any sub-adviser appointed by the Board of Directors, and shall assist and consult with any sub-adviser in connection with the Company's continuous investment program.

     4. Compliance with Governing Instruments and Laws. In performing its duties as Manager, the Manager shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Directors of the Company. In addition, the Manager shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended, and all other applicable federal or state laws and regulations.

     5. Services Not Exclusive. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Manager hereunder are not deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Subcontractors. It is understood that the Manager may from time to time employ or associate with itself such person or persons as the Manager may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Manager and that the Manager shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is understood that the Manager and the Company intend to enter into an agreement with the Fund Accountant under which said institution will provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services with respect to the Company at its expense.

     8. Expenses Assumed as Manager. Except as otherwise stated in this Agreement, the Manager shall pay all expenses incurred by it in performing its services and duties hereunder as Manager (other than the cost of securities purchased for the Company). The Company shall bear other expenses incurred in the operation of the Company, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Manager or any of its affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the corporation's existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Shares under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Company described therein, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

     9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Manager a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average net assets of the Company. Notwithstanding anything to the contrary herein, if in any fiscal year the aggregate expenses of the Company (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Company may deduct from the fees to be paid pursuant to this Agreement, or the Manager shall bear such excess, to the extent required by state law. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis. The Company shall reduce the advisory fee to be paid to the Manager by the amount of any advisory fees paid to other investment companies relating to the Company's investment in such investment company's securities.

     10. Confidentiality. The Manager shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Manager from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Company.

     11. Limitations of Liability. Subject to the provisions of Section 7 hereof concerning the Manager's responsibility for the acts and omissions of persons employed or associated with the Manager, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Manager, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to the Company, or acting on any business of the Company (other than services or business in connection with the Manager's duties as Manager hereunder or under any other agreement with the Company) to be rendering such services to or acting solely for the Company and not as an officer, director, employee or agent or one under the control or direction of the Manager even though paid by the Manager.

          The Manager acknowledges and agrees that the Articles of Incorporation of the Company provides that the Directors of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

     12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 19__. Thereafter, this Agreement will be extended with respect to a particular Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the

Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company. This Agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company on 60 days' written notice to the Manager, or by the Manager at any time, without payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

     13.  Names.    The name "Horace Mann Fund" refers to the Company created
and the directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation dated ____________, 19__, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The directors, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the directors or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

     14. Notices. Notices of any kind to be given to the Company hereunder by the Manager shall be in writing and shall be duly given if mailed or delivered to the Company at the following:





                    With a copy to:

                    Cathy G. O'Kelly, Esq.
                    Vedder, Price, Kaufman & Kammholz
                    222 North LaSalle Street, 26th Floor
                    Chicago, Illinois  60601
or at such other address or to such individual as shall be so specified by the Company to the Manager. Notices of any kind to be given to the Manager hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Manager at:



or at such other address or to such individual as shall be so specified by the Manager to the Company.

     15.  Miscellaneous.      The captions in this Agreement are included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 12 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              HORACE MANN ______ FUND, INC.


                              By: _________________________________________
                              (name)_______________________________________
                              (title)______________________________________


Attest:  _____________________________
         (name)_______________________
         (title)______________________



                              HORACE MANN INVESTORS, INC.


                              By: ________________________________________
                              (name)______________________________________
                              (title)_____________________________________


Attest:  ____________________________
         (name)______________________
         (title)_____________________

                                 FEE SCHEDULE

                                 [Growth Fund]



                                 [Income Fund]



                                [Balanced Fund]



                         [Short-Term Investments Fund]

                                                                    EXHIBIT C

                       INVESTMENT SUB-ADVISORY AGREEMENT


This Agreement (Agreement) made this _____ day of _____ 1997 by and between Horace Mann Investors, Inc., a registered investment adviser (Adviser) and Wellington Management Company, LLP, a limited liability partnership and registered investment adviser (Sub-Adviser).

     Whereas Adviser is the investment adviser and business manager for the Horace Mann Mutual Funds (the Funds), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), currently consisting of seven separate series or portfolios including the Horace Mann Growth Fund, the Horace
     Mann Income Fund, and the Horace Mann Short-Term Investment Fund;

     Whereas Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Horace Mann Growth Fund, the Horace Mann Income Fund, the Horace Mann Balanced Fund and the Horace Mann Short-Term Investment Fund (the Fund Portfolios), upon the terms and conditions set forth;

     Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Appointment Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund Portfolios for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services set forth for the compensation herein provided. Sub-Adviser represents that it is registered as an Investment Adviser under federal laws and any applicable state laws.

2. Sub-Adviser Services Subject always to the supervision of the Fund's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund Portfolios and place all orders for the purchase and sale of securities, all on behalf of the Fund Portfolios. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and Fund Portfolios and will monitor the Fund Portfolios' investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund Portfolios as set forth in the prospectus and Statement of Additional Information for the Fund Portfolios, as amended from time to time, as well as any other objectives, policies or limitations provided by the Adviser from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of the Fund Portfolios and to consult with Adviser regarding the investment affairs of the Fund Portfolios.

Sub-Adviser agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including all requirements necessary for the Fund Portfolios to comply with subchapter M and section 817(h) of the Internal Revenue Code;

Page 2 - Wellington Agreement


     (c) is authorized to and will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund Portfolios and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Fund Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. Some securities considered for investment by the Fund Portfolios may also be appropriate for other funds and or clients served by the Sub-Adviser. To assure fair treatment of the Fund Portfolios and all clients of the Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Fund Portfolios and clients in a manner deemed equitable by the Sub-Adviser;

     (d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund Portfolios, including without limitation, review of the general investment strategies of the Fund Portfolios, the performance of the Fund Portfolios in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     (e) will prepare such books and records with respect to the Fund Portfolios' securities transactions as requested by the Adviser and will furnish Adviser and Fund's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

     (f) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement;

3. Expenses During the terms of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any), purchased for the Fund Portfolios.

4. Compensation For the services provided and the expenses assumed under this Agreement for each Fund Portfolio, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, at the end of each calendar month a sub-advisory fee computed at the annual rate set forth in Exhibit 1 - Fee Schedule, applied to the average daily net assets of the Fund Portfolio during that calendar month.

5. Services to Others Adviser understands and has advised Fund's Board of Trustees, that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.

Page 3 - Wellington Agreement


6. Limitation of Liability Neither the Sub-Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties hereunder except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

7. Term, Termination, Amendment This Agreement shall become effective with respect to the Fund Portfolios on May 1, 1997, provided that it has been approved by a vote of a majority of the outstanding voting securities of each Fund Portfolio in accordance with the requirement of the 1940 Act and shall remain in full force until November 30, 1998, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder, provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, the Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio on sixty days written notice to Sub-Adviser by the Fund.

This Agreement may be terminated with respect to any Fund Portfolio any time without the payment of any penalty by the Adviser, the Board of Trustees or by a vote of majority of the outstanding voting securities of such Fund Portfolio in the event the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a material breach of the covenants of the Sub-Adviser under this Agreement.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination.

This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and that Fund Portfolio is terminated, assigned or not renewed.

8. Notice Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

9. Limitations on Liability All parties are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendment thereto, all of which are on file with the Secretary of the State of Delaware, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund Portfolio for the enforcement of any claims.

Page 4 - Wellington Agreement


10. Adviser Responsibility Adviser will provide Sub-Adviser with copies of the Fund's Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement.

11. Miscellaneous The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

12. Applicable Law This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 above which will be construed in accordance with Delaware law) the laws of the state of Illinois.

The Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.


HORACE MANN INVESTORS, INC.         WELLINGTON MANAGEMENT COMPANY LLP


By _____________________________    By ______________________________


Title __________________________    Title ___________________________


By _____________________________    By ______________________________


Title __________________________    Title ___________________________

Exhibit 1

             SUB-ADVISORY FEE SCHEDULE FOR HORACE MANN MUTUAL FUNDS



Growth Fund

     .400% on the First $100,000,000
     .300% on the Next $100,000,000
     .250% on all assets over $200,000,000



Income Fund

     .250% on the First $100,000,000
     .200% on the Next $100,000,000
     .150% on all assets over $200,000,000



Balanced Fund

     .325% on the First $100,000,000
     .275% on the Next $100,000,000
     .225% on the Next $300,000,000
     .200% on all assets over $500,000,000



Short-Term Investment Fund

     .125% on the First $100,000,000
     .100% on the Next $100,000,000
     .075% on all assets over $200,000,000

                                                                       EXHIBIT D

            List of Partners of Wellington Capital Management, LLP
                                as of 12/31/96


        Kenneth L. Abrams             Senior Vice President(Partner)
        Nicholas C. Adams             Senior Vice President(Partner)
        Rand L. Alexander             Senior Vice President(Partner)
        Deborah L. Allinson           Senior Vice President(Partner)
        Nancy T. August               Senior Vice President(Partner)
        James H. Averill              Senior Vice President(Partner)
        Marie-Claude Bernal           Senior Vice President(Partner)
        William N. Booth              Senior Vice President(Partner)
        Paul Braverman                Senior Vice President & Chief Financial
                                      Officer(Partner)
        William D. Dilanni            Senior Vice President(Partner)
        Pamela Dippel                 Senior Vice President & Director of Mutual
                                      Fund Business Group(Partner)
        Robert W. Doran               Chairman(Managing Partner)
        Charles T. Freeman            Senior Vice President(Partner)
        Laurie A. Gabriel             Senior Vice President(Partner)
        Frank J. Gilday               Senior Vice President(Partner)
        John H. Gooch                 Senior Vice President(Partner)
        Nicholas P. Greville          Senior Vice President & Director of
                                      International Business Development
                                      (Partner)
        William C.S. Hicks            Senior Vice President(Partner)
        Paul D. Kaplan                Senior Vice President(Partner)
        John C. Keogh                 Senior Vice President(Partner)
        Mark T. Lynch                 Senior Vice President(Partner)
        Nancy T. Lukitsh              Senior Vice President(Partner) & Director
                                      of Marketing
        Christine S. Manfredi         Senior Vice President(Partner)
        Patrick J. McCloskey          Senior Vice President(Partner)
        Earl E. McEvoy                Senior Vice President(Partner)
        Duncan M. McFarland           President & Chief Executive Officer
                                      (Managing Partner)
        Paul M. Mecray, III           Senior Vice President(Partner)
        Matthew E. Megargel           Senior Vice President(Partner)
        James N. Mordy                Senior Vice President(Partner)
        Diane C. Nordin               Senior Vice President(Partner)
        Edward P. Owens               Senior Vice President(Partner)
        Saul J. Pannell               Senior Vice President(Partner)
        Thomas L. Pappas              Senior Vice President(Partner)
        David M. Parker               Senior Vice President(Partner)
        Jonathan M. Payson            Senior Vice President & Director of
                                      Institutional Client Services Group
                                      (Partner)
        Stephen M. Pazuk              Senior Vice President/Treasurer(Partner)
        Robert D. Rands               Senior Vice President(Partner)
        Eugene E. Record, Jr.         Senior Vice President(Partner)
        John R. Ryan                  Senior Vice President(Managing Partner)
        Joseph H. Schwartz            Senior Vice President(Partner)
        David W. Scudder              Senior Vice President(Partner)
        Binkley C. Shorts             Senior Vice President(Partner)
        Trond Skramstad               Senior Vice President(Partner)
        Catherine A. Smith            Senior Vice President(Partner)
        Stephen A. Soderberg          Senior Vice President(Partner)
        Harriett Tee Taggart          Senior Vice President(Partner)
        Perry M. Traquina             Senior Vice President(Partner)
        Gene R. Tremblay              Senior Vice President(Partner)
        Mary Ann Tynan                Senior Vice President & Secretary(Partner)
        Ernst H. von Metzsch          Senior Vice President(Partner)
        Clare Villari                 Senior Vice President(Partner)
        James L. Walters              Senior Vice President & Director of
                                      Business Planning(Partner)
        Kim Williams                  Senior Vice President(Partner)
        Frank V. Wisneski             Senior Vice President(Partner)

                                                        Preliminary Proxy Filing
                                                        ------------------------
VOTING INSTRUCTION/PROXY

                        Horace Mann Balanced Fund, Inc.
                     Shareholder Meeting of April 23, 1997
 This Voting Instruction/Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Fund shares of the undersigned at the Special Meeting of Shareholders, to be held at One Horace Mann Plaza, Springfield, IL on April 23, 1997 at 9:00 a.m. CT, or at any adjournment thereof, upon the matters set forth in the Voting Instruction/proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. ELECTION OF DIRECTORS FOR All nominees listed below
   (Except as marked to the contrary below)


   WITHHOLD AUTHORITY
   to vote for all nominees listed below


INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:

             A. Thomas Arisman, Larry K. Becker, A.L. Gallop, Richard D. Lang, Edward L. Najim, Harriet A. Russell, George J. Zock

2.  Approval of Management Agreement with Horace Mann Investors, Inc.
    FOR    AGAINST   ABSTAIN

3. Approval of Investment Subadvisory Agreement with Wellington Management Company, LLP
    FOR    AGAINST   ABSTAIN

4.  Approval of Agreement and Plan Reorganization
    FOR    AGAINST   ABSTAIN

5. Approval of amendment to the investment limitation regarding restricted securities.
    FOR    AGAINST   ABSTAIN

(BACK SIDE)
Share Balance as of

                                Dated                                       1997
                                       -------------------------------------

                                       -------------------------------------
                                                     Signature

                                       -------------------------------------
                                              Signature if held jointly


                                NOTE: When shares are held by joint tenants, both must sign.



Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the voting instruction/proxy.


                                PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN
                                THIS VOTING INSTRUCTION/PROXY CARD USING THE
                                ENCLOSED ENVELOPE.


IF NO CONTRARY SPECIFICATION IS MADE, THIS VOTING INSTRUCTION/
PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2, 3, 4, 5 AND 6.